UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2007

ORTHOVITA, INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-24517	23-2694857
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Great Valley Parkway Malvern, Pennsylvania	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone, including area code: (610) 640-1775

Not applicable.

(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 16, 2007, the employment of Erik M. Erbe, Ph.D., Chief Science Officer of Orthovita, Inc. (the “Registrant”), terminated. Such termination was to be effective on June 15, 2007. At the time it terminated his employment, the Registrant did not specify cause for Dr. Erbe’s termination under his employment agreement with the Registrant; however, the Registrant reserved the right to specify cause at a later date if it became aware of relevant information. Subsequent to May 16, 2007, the Registrant has become aware of such information and, accordingly, asserts that Dr. Erbe’s employment by the Registrant was terminated for cause, effective June 14, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORTHOVITA, INC.

By:	/s/ Albert J. Pavucek, Jr.
Albert J. Pavucek, Jr.
Chief Financial Officer

Dated: June 15, 2007